                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15 (d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - June 1, 1995




                           AEQUITRON MEDICAL, INC.
      (Exact name of small business issuer as specified in its charter)




Commission file number 0-11571



MINNESOTA                                                    41-1359703
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)




                            14800 28th Avenue North
                           Plymouth, Minnesota 55447
                    (Address of principal executive offices)
                                   (Zip Code)



                                  612/557-9200
              (Registrant's telephone number, including area code)





                            AEQUITRON MEDICAL, INC.
         (Former name or former address, if changed since last report)

The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated June 1, 1995 as set forth below:


ITEM 7.  FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Financial Statements of business acquired.

                  Independent Auditors' Report dated July 17, 1995.

                  Audited Statements of Assets, Liabilities and Equity for the years ended December 31, 1993 and 1994, and unaudited for the period ended March 31, 1995.

                  Audited Statements of Operations for the years ended December 31, 1993 and 1994, and unaudited for the period ended March 31, 1995.

                  Audited Statements of Cash Flows for the years ended
                  December 31, 1993 and 1994 and unaudited for the period ended March 31, 1995.

                  Notes to above Financial Statements.


            (b)   Pro Forma Financial Information.

                  Unaudited Pro Forma Financial Statements of the Company as of April 30, 1995.

                  Unaudited Pro Forma Consolidated Balance Sheets as of April 30, 1995.

                  Unaudited Pro Forma Consolidated Statement of
                  Operations for the year ended April 30, 1995.

                  Notes to Unaudited Pro Forma Financial Statements.

            (c)   Exhibits.

                  The following Exhibits are included in this report:
                  See "Exhibit Index to Form 8-K" immediately following the signature page of this report.

                         INDEPENDENT AUDITORS' REPORT







The Board of Directors and Shareholders
CNS, Inc.:

We have audited the accompanying statements of assets, liabilities, and equity of Sleep Disorder Diagnostic Products Division (a division of CNS, Inc.) as of December 31, 1993 and 1994 and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sleep Disorder Diagnostic Products Division as of December 31, 1993 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




Minneapolis, Minnesota
July 17, 1995

                  SLEEP DISORDER DIAGNOSTIC PRODUCTS DIVISION
                           (a division of CNS, Inc.)

                 Statements of Assets, Liabilities, and Equity


                                                                  December 31
                                                          ------------------------               March 31,
                  Assets                                  1993                1994                  1995
--------------------------------------------------------------------------------------------------------------
                                                                                                (unaudited)
Current assets:
  Accounts receivable, net of allowance for
    doubtful accounts of $113,632, $78,400,
    and $97,000, respectively                             $ 1,513,848          1,454,372            1,280,341
  Inventories                                               2,063,880          2,056,947            2,028,456
  Prepaid expenses and other current assets                    35,563             17,245               25,084
--------------------------------------------------------------------------------------------------------------
        Total current assets                                3,613,291          3,528,564            3,333,881

Property and equipment, net                                   311,514            364,802              373,078
Patents and trademarks, net                                    28,597             18,504               16,251
--------------------------------------------------------------------------------------------------------------

                                                          $ 3,953,402          3,911,870            3,723,210
--------------------------------------------------------------------------------------------------------------


     Liabilities and Equity

Current liabilities:
  Accounts payable                                            404,497            390,495              276,362
  Accrued expenses                                            232,952            248,783              208,755
  Deferred maintenance revenues                               245,000            281,602              289,502
--------------------------------------------------------------------------------------------------------------
        Total current liabilities                             882,449            920,880              774,619
--------------------------------------------------------------------------------------------------------------

Equity:
  Advances from CNS                                         3,070,953          2,990,990            2,948,591
--------------------------------------------------------------------------------------------------------------
        Total equity                                        3,070,953          2,990,990            2,948,591
--------------------------------------------------------------------------------------------------------------

                                                          $ 3,953,402          3,911,870            3,723,210
--------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

                  SLEEP DISORDER DIAGNOSTIC PRODUCTS DIVISION
                           (a division of CNS, Inc.)

                            Statements of Operations



                                                                               Three months
                                             Years ended December 31              ended
                                             -------------------------          March 31,
                                                 1993             1994             1995
--------------------------------------------------------------------------------------------
                                                                               (unaudited)
Sales                                        $ 7,158,076         7,057,876        1,552,337
Cost of goods sold                             4,025,421         3,731,283        1,098,205
--------------------------------------------------------------------------------------------
    Gross profit                               3,132,655         3,326,593          454,132
--------------------------------------------------------------------------------------------

Marketing and selling                          2,360,875         2,469,572          507,181
General and administrative                     1,051,037           527,071          214,261
Research and development                         852,762           639,263          183,094
--------------------------------------------------------------------------------------------
    Total operating expenses                   4,264,674         3,635,906          904,536
--------------------------------------------------------------------------------------------

    Net loss                                 $(1,132,019)         (309,313)        (450,404)
============================================================================================



The accompanying notes are an integral part of the financial statements.

                  SLEEP DISORDER DIAGNOSTIC PRODUCTS DIVISION
                           (a division of CNS, Inc.)

                            Statements of Cash Flows



                                                                                                     Three months
                                                               Years ended December 31                   ended
                                                               ----------------------------            March 31,
                                                                    1993               1994              1995
------------------------------------------------------------------------------------------------------------------
                                                                                                      (unaudited)
Operating activities:
  Net loss                                                       $(1,132,019)         (309,313)          (450,404)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Depreciation and amortization                                  121,254           140,629             37,496
      Changes in operating assets and liabilities:
        Accounts receivable                                        1,083,293            59,476            174,031
        Inventories                                                  (67,032)            6,933             28,491
        Prepaid expenses and other current
          assets                                                      85,541            18,318             (7,839)
        Accounts payable                                            (107,923)          (14,002)          (114,133)
        Accrued expenses                                            (145,079)           15,831            (40,028)
        Deferred maintenance revenues                                      0            36,602              7,900
------------------------------------------------------------------------------------------------------------------
              Net cash used in operating
                activities                                          (161,965)          (45,526)          (364,486)
------------------------------------------------------------------------------------------------------------------

Investing activities:
  Payments for purchases of property and
    equipment                                                        (49,031)         (183,824)           (43,519)
  Payments for patents and trademarks                                (30,278)                0                  0
------------------------------------------------------------------------------------------------------------------
              Net cash used in investing
                activities                                           (79,309)         (183,824)           (43,519)
------------------------------------------------------------------------------------------------------------------

Financing activities:
  Proceeds from advances from CNS                                    241,274           229,350            408,005
------------------------------------------------------------------------------------------------------------------
              Net cash provided by
                financing activities                                 241,274           229,350            408,005
------------------------------------------------------------------------------------------------------------------

              Net change in cash and
                cash equivalents                                           0                 0                  0

Cash and cash equivalents:
  Beginning of period                                                      0                 0                  0
------------------------------------------------------------------------------------------------------------------

  End of period                                                  $         0                 0                  0
------------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

                 SLEEP DISORDER DIAGNOSTIC PRODUCTS DIVISION
                          (a division of CNS, Inc.)




                        Notes to Financial Statements

          December 31, 1993 and 1994 and March 31, 1995 (unaudited)


(1)     Summary of Significant Accounting Policies

        Business

        The Sleep Disorder Diagnostic Products Division (the Division) of CNS,
          Inc. (CNS) designs, manufactures and markets computer-based diagnostic medical devices that record and analyze patient data for hospital-based sleep laboratories, physicians, and home health care providers.

        Revenue Recognition

        Revenue from sales is recognized when earned, generally at the time products are shipped.

        Inventories

        Inventories are valued at the lower of cost (determined on a first-in, first-out basis) or market.

        Property and Equipment

        Property and equipment are stated at cost. Equipment is depreciated using the straight-line method over five years.

        Research and Development Costs

        Expenditures for research and development activities are charged to operations as incurred.

        Patents and Trademarks

        Patents and trademarks are stated at cost and are amortized over three years using the straight-line method.

        Foreign Sales

        Foreign sales are made in U.S. dollars only. There are no currency conversions.

                                                                     (Continued)

                 SLEEP DISORDER DIAGNOSTIC PRODUCTS DIVISION
                          (a division of CNS, Inc.)


(2)     Details of Selected Balance Sheet Accounts

                                                                                    December 31,
                                                                             -----------------------          March 31,
                                                                             1993               1994            1995
          --------------------------------------------------------------------------------------------------------------
                                                                                                            (unaudited)
              Inventories:
                Component parts and subassemblies                           $1,458,948        1,528,033       1,566,667
                Work in process                                                219,990           55,915         163,802
                Finished goods                                                 384,942          472,999         297,987
          -------------------------------------------------------------------------------------------------------------

                        Total inventories                                   $2,063,880        2,056,947       2,028,456
          -------------------------------------------------------------------------------------------------------------

              Property and equipment:
                Lab and test equipment                                         962,241        1,069,101       1,112,622
                Less accumulated depreciation
                  and amortization                                             650,727          704,299         739,544
          -------------------------------------------------------------------------------------------------------------

                        Property and equipment, net                         $  311,514          364,802         373,078
          -------------------------------------------------------------------------------------------------------------

              Patents and trademarks:
                Patents and trademarks                                          30,278           30,278          30,278
                Less accumulated amortization                                    1,681           11,774          14,027
          -------------------------------------------------------------------------------------------------------------

                        Patents and trademarks, net                         $   28,597           18,504          16,251
          -------------------------------------------------------------------------------------------------------------
              Accrued expenses:
                Vacations                                                       52,068           61,692          55,553
                Accrued rent expense                                            59,887           45,221          41,554
                Commissions, royalty, and bonus                                 47,584           62,615          15,393
                Accrued warranty, installation, and repair                      60,000           60,000          60,000
                Other                                                           13,413           19,255          36,255
          -------------------------------------------------------------------------------------------------------------

                        Accrued expenses                                    $  232,952          248,783         208,755
          -------------------------------------------------------------------------------------------------------------
                                                                                                           (Continued)

                 SLEEP DISORDER DIAGNOSTIC PRODUCTS DIVISION
                          (a division of CNS, Inc.)


(3)     INCOME TAXES

        CNS incurred a net loss for the years ended December 31, 1993 and 1994, and has a net operating loss carryforward for financial statement and income tax purposes. Accordingly, CNS recognized no income tax expense or benefit and no income tax allocations were made to the Division.

(4)     LEASE EXPENSE

        The Division has been allocated lease expense based on their portion of CNS's leases. Total rental expense for operating leases for the Division was $175,830, $175,430 and $45,054 for the years ended December 31, 1993 and 1994 and the three months ended March 31, 1995 (unaudited), respectively.

(5)     SALES

        The Division had a foreign customer, a distributor of its products, which accounted for approximately 21%, 21%, and 23% of sales for the years ended December 31, 1993, and 1994 and the three months ended March 31, 1995 (unaudited), respectively. Accounts receivable from this customer as of December 31, 1993 and 1994 and March 31, 1995 (unaudited) were $148,651, $209,781, and $284,145, respectively.

        The Division's foreign sales were $2,080,847, $1,887,215, and $375,810 for the years ended December 31, 1993 and 1994 and the three months ended March 31, 1995 (unaudited), respectively.

(6)     SUBSEQUENT EVENT

        On June 1, 1995, CNS completed the sale of substantially all of the assets of the Division to a third party for $5 million plus a note totaling $595,611. Certain liabilities aggregating approximately $112,000 (unaudited) were not assumed by the buyer.

                        PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)



         The following unaudited pro forma financial information presents the estimated effects of the Purchase of the CNS, Inc. Sleep Disorder Diagnostic Products Division (the "Division") as a purchase for accounting purposes. The pro forma information in the Pro Forma Statement of Operations assume that the
Purchase had occured on May 1, 1994.   In the case of the April 30, 1995 Pro
Forma Balance Sheet, the Purchase is reflected on a pro forma basis as if it occurred on April 30, 1995. The information presented in the following pro forma financial statements reflects the financial statements of Aequitron Medical, Inc. and the Division as and for the years ended April 30, 1995 and March 31, 1995, respectively.

         The following pro forma financial data is not necessarily indicative of the results of the future operations of the combined entity or the actual results that would have been achieved had the Purchase been consummated on the dates indicated.

                            Aequitron Medical, Inc.
                            Pro Forma Balance Sheet
                                 April 30, 1995

                                                           AMI               CNS          Pro Forma
                                                       Historical        Historical      Adjustments        Pro Forma
                                                       ----------        ----------      -----------        ---------
    Assets
      Current Assets
        Cash and cash equivalents                        4,986,800                 -     (2,308,000) 1      2,678,800
        Accounts receivable, net                         4,311,200         1,280,300       (579,600) 2      5,011,900
        Inventories                                      3,071,100         2,028,500       (728,500) 3      4,371,100
        Deferred income tax                                606,100                 -                          606,100
        Prepaid expenses and other                         336,100            25,100         60,000  4        421,200
                                                        ----------        ----------     ----------        ----------
      Total Current Assets                              13,311,300         3,333,900     (3,556,100)       13,089,100

      Property and equipment:
        Buildings                                          652,600                 -                          652,600
        Equipment                                        3,930,900         1,112,600        (68,500) 5      4,975,000
        Leasehold improvements                              26,800                 -                           26,800
                                                        ----------        ----------     ----------        ----------
                                                         4,610,300         1,112,600        (68,500)        5,654,400
        Less allowances for depreciation                (2,901,400)         (739,500)             0        (3,640,900)
                                                        ----------        ----------     ----------        ----------
                                                         1,708,900           373,100        (68,500)        2,013,500
      Other assets
        Goodwill, net                                    1,789,500                 -      1,936,700  7      3,726,200
        Demonstration, evaluation and
             rental equipment                            1,133,600                 -        300,000  3      1,433,600
        Other assets                                             0            16,300      1,000,000  6      1,016,300
                                                        ----------        ----------     ----------        ----------
                                                         2,923,100            16,300      3,236,700         6,176,100
                                                        ----------        ----------     ----------        ----------
      Total Assets                                      17,943,300         3,723,300       (387,900)       21,278,700
                                                        ==========        ==========     ==========        ==========


    Liabilities and shareholders' equity
      Current Liabilities:
        Note payable                                             0                 -        595,600  1        595,600
        Accounts Payable                                 1,161,100           276,400       (276,300) 1      1,161,200
        Employee Compensation                            1,104,900           208,800       (208,800) 1      1,104,900
        Commissions Payable                                543,200                 -                          543,200
        Deferred maintenance revenues                            0           289,500        (49,800) 1        239,700
        Other liabilities and accrued expenses           1,075,000                 -                        1,075,000
        Current maturities of long-term debt                38,300                 -                           38,300
                                                        ----------        ----------     ----------        ----------

      Total Current Liabilities                          3,922,500           774,700         60,700         4,757,900

      Long-term Debt                                        64,000                 -      2,500,000  1      2,564,000

      Shareholders' equity:
        Advances from CNS                                                  2,948,600     (2,948,600) 1              0
        Preferred stock                                          0                 -                                0
        Common stock                                        48,500                 -                           48,500
        Additional paid-in capital                       5,933,700                 -                        5,933,700
        Retained Earnings                                7,974,600                 -                        7,974,600
                                                        ----------        ----------     ----------        ----------

      Total shareholders' equity                        13,956,800         2,948,600     (2,948,600)       13,956,800
                                                        ----------        ----------     ----------        ----------

      Total liabilities and shareholders' equity        17,943,300         3,723,300       (387,900)       21,278,700
                                                        ==========        ==========     ==========        ==========


                            Aequitron Medical, Inc.
                       Pro Forma Statement of Operations
                           Year Ended April 30, 1995

                                                           AMI               CNS          Pro Forma
                                                       Historical        Historical      Adjustments       Pro Forma
                                                       ----------        ----------      -----------       ----------
    Revenues:
      Sales                                             28,385,100         6,852,400                       35,237,500
      Service                                            2,417,200                 -                        2,417,200
                                                        ----------        ----------       --------        ----------

    Total revenues                                      30,802,300         6,852,400                       37,654,700

    Cost of sales
      Product                                           13,061,600         3,897,700                       16,959,300
      Service                                              821,400                 -                          821,400
                                                        ----------        ----------       --------        ----------

    Total cost of sales                                 13,883,000         3,897,700                       17,780,700
                                                        ----------        ----------       --------        ----------

    Gross profit                                        16,919,300         2,954,700                       19,874,000

    Operating expenses:
      Sales and marketing                                6,258,500         2,418,800                        8,677,300
      General and administrative                         5,021,600           621,700        336,500  6,7    5,979,800
      Research and development                           2,953,700           639,800                        3,593,500
                                                        ----------        ----------       --------        ----------

                                                        14,233,800         3,680,300        336,500        18,250,600

    Operating income(loss)                               2,685,500          (725,600)      (336,500)        1,623,400

    Other income(expense)
      Interest income                                      302,000                 -                          302,000
      Interest expense                                     (24,800)                -                          (24,800)
      Other - Net                                           82,500                 -                           82,500
                                                        ----------        ----------       --------        ----------

                                                           359,700                 -                          359,700

    Income(loss) before income taxes                     3,045,200          (725,600)      (336,500)        1,983,100

    Income taxes                                         1,187,600                 -       (414,600) 8        773,400

    Net income(loss)                                     1,857,600          (725,600)        78,100         1,209,700
                                                        ==========        ==========       ========        ==========

    Earnings per common Share:                               $0.36                                              $0.24
                                                        ==========                                         ==========

     Weighted average number of common
      and common equivalent shares                       5,125,200                                          5,125,200
                                                        ==========                                         ==========




         Note: Historical amounts for the CNS, Inc. Sleep Disorder Diagnostic Products Division were determined by adding amounts from the three months ended March 31, 1995, Statement of Operations to the amounts from the twelve months ended December 31, 1994, Statement of Operations and subtracted amounts from the three months ended March 31, 1994, Statement of Operations.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


1. To reflect the purchase consideration of $5,693,100 consisting of $2,308,000 cash, $2,500,000 long-term debt, $595,600 note payable and the assumption of deferred maintenance costs of $239,700.

2.       To reflect the accounts receivable acquired at the date of purchase.

3. To reflect the writedown to fair value and reclassification of certain amounts of the Division's inventories.

4.       To reflect the preliminary estimate of acquired prepaid expenses.

5. To reflect the writedown to estimated fair value of equipment acquired.

6. To reflect fair value of acquired patents and covenant not to compete and the related amortization over an eleven and seven year period, respectively, on a straight-line basis.

7. To reflect the preliminary estimate of goodwill and the related amortization over a ten year period on a straight-line basis.

8.       To reflect Aequitron Medical, Inc. effective tax rate.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


DATED:  August 14, 1995                              AEQUITRON MEDICAL, INC.



                                                     By:/s/ James B. Hickey, Jr.
                                                        ------------------------
                                                          James B. Hickey, Jr.
                                                          President and Chief
                                                            Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           EXHIBIT INDEX TO FORM 8-K


Date of Report:                                        Commission File No.:
June 1, 1995                                                        0-11571




                            AEQUITRON MEDICAL, INC.


Exhibit

2.1 Asset Purchase Agreement dated May 8, 1995 by and among Aequitron Medical, Inc. and CNS, Inc. Upon the request of the Commission, the Company agrees to furnish a copy of the exhibits and schedules to the Asset Purchase Agreement.(1)

2.2 Non-Competition Agreement dated May 8, 1995 by and between Dan Cohen and Aequitron Medical, Inc.(1)

2.3 Term Loan and Credit Agreement dated June 1, 1995 by and between Norwest Bank Minnesota, N.A. and Aequitron Medical, Inc.(1)

2.4 Term Note from Aequitron Medical, Inc. to Norwest Bank Minnesota, N.A. dated June 1, 1995 in the amount of $2,500,000.(1)

2.5 Security Agreement dated June 1, 1995 for Norwest Bank Minnesota, N.A. by Aequitron Medical, Inc.(1)

23   Consent of Peat Marwick


(1) Previously filed.